SEASONS SERIES TRUST

Supplement to the Prospectuses Dated August 2, 2004 and February 14, 2005

This Supplement replaces the Supplement dated May 2, 2005. In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Goldman Sachs Asset Management International management of the International Equity Portfolio is deleted and replaced in its entirety with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
International Equity Portfolio	GSAM-International	- Mark Beveridge Chief Investment Officer of Non-U.S. Active Equity and Multi-Regional Equity and Senior Portfolio Manager

Mr. Beveridge joined GSAM-International as Chief Investment Officer of its Non-US Active Equity and Multi-Regional Equity business in December 2004. From 1985 to 2004, Mr. Beveridge was with Franklin Templeton where he was Executive Vice President and Senior Portfolio Manager for non-U.S. portfolios.

		- William Howard Senior Portfolio Manager	Mr. Howard joined GSAM in January 2005. From 1993 to 2004, Mr. Howard worked at Franklin Templeton where he was a senior portfolio manager managing non-U.S. portfolios.
- Michael Stanes Executive Director and Senior Portfolio Manager

Mr. Stanes joined GSAM-International as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management where he managed UK equity portfolios in London, Japanese equity portfolio in Tokyo and, most recently, US and global equity portfolios in the US.

- Nuno Fernandes Executive Director and Senior Portfolio Manager

Mr. Fernandes joined GSAM-International as a research analyst on the Global Emerging Markets Equity team in April 1998. He was named a senior portfolio manager in April 1999. From 1994 to 1998, he worked for ING Barings and Smith Barney where he followed Latin American banking stocks.

Dated: May 18, 2005

Class 1, Class 2 and Class 3